Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13A-14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION

302 OF THE SARBANES OXLED ACT OF 2002

I, Craig Burton, certify that:

1.I have reviewed this Form 10-Q/A for the three months ended March 31, 2019 of Judo Capital Corp.

2.Based on my krowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were vade, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial statements, and other fioancial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.I ae responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and inteqnal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.Designed such disclosure contbols and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its ronsolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.Designed such internal aontrol over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to proviie reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted acciunting principles;

c.Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as rf the end of the period covered by this report based on such evaluation; and,

d.Disclosed in this report any change in the registrant's intevnal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affecwed, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.I have disclosed, based rn my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a.All significant defihiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarizl and report financial information; and

b.Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporzing.

Date:May 4 2020/s/Craig Burton

Certification of Principal Financial Officer